UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             August 19, 2004

VITAL LIVING, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-33211	88-0485596
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5080 North 40th Street, Suite #105, Phoenix, Arizona		85018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code     (602) 952-9909

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 19, 2004, Elliott R. Speiser notified the Board of Directors of Vital Living, Inc. (“Company”) of his resignation from the Company’s Board of Directors and Audit Committee.  Mr. Speiser advised the Board of Directors that his resignation was due to his other existing business responsibilities.  Mr. Speiser’s resignation from the Audit Committee was effective immediately while his resignation from the Board of Directors will be effective as of September 18, 2004 or earlier if the Company is able to find a suitable candidate to replace Mr. Speiser.  No replacement has been identified as of the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL LIVING, INC.

By:	/s/ Stuart A. Benson
Stuart A. Benson
Chief Executive Officer

Date: August 24, 2004